SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of
                          The Securities Exchange Act of 1934


                                  December 20, 1999
                               ----------------------
                                  (Date of Report)


                                   BLINI HUT, INC.
                      ----------------------------------------
               (Exact Name of Registrant as specified in its charter)


                                     0-27313
                                 ---------------
                             (Commission File Number)



                                    88-0335902
                               -------------------
                            (IRS Employer I.D. Number)


                    4739 49th St., Woodside, New York 11377
                -----------------------------------------------------
             (Address of principal executive offices including zip code)


                                 (718) 784-3344
                        ----------------------------------
                   (Registrant's phone number including area code)

Item 1. Changes in Control of Registrant.


On December 2, 1999 the agreement (referenced in current Form 10SB) between Blini Hut, Inc. (the 'Company') and Troika Food, Inc. ('Troika') was consummated, making Troika a wholly owned subsidiary of the Company. The Company traded shareholders of Troika 6 Blini Hut, Inc. shares for 1 Troika share. All shares of Troika were subsequently traded for a total of 6,000,000 Blini Hut, Inc. shares, or 66.6% of the Company. The new beneficial ownership percentages in Blini Hut, Inc. shares are as follows:

Leonid Kuvykin - 7%
Simon Kublanov - 3%
Russian Chef, Inc. (Simon Kublanov, President) - 57%
(Russian Chef is owned 100% by Simon Kublanov and Leonid Kuvykin)


Item 2. Acquisition of Assets.


On December 2, 1999 the Company and Troika consummated an agreement to issue the shareholders of Troika 6,000,000 shares of the Company's common stock in exchange for all the outstanding shares of common stock of Troika, making Troika a wholly owned subsidiary of the Company. Consideration for the stock-for-stock agreement was made based on the management skills, job experience, and assets of Troika. Management of the Company determined that a 6 for 1 stock trade was in the best interest of the Company. The assets of Troika are valued at approximately $370,000 which are listed in Exhibit 'A' attached hereto.

These assets have been used previously in the restaurant business and will continue to be used for this purpose.

There were no prior relationships between the directors and officers of the Company and Troika's directors and officers.


Item 6. Resignation of President/Director - New Election


Effective December 10th, 1999, Mont Tanner resigned as President and Director of the Company. On the same day, Simon Kublanov was elected President of the Company by the Sole Director, and Leonid Kuvykin was elected Vice
President/Secretary/Treasurer by the Sole Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 20th day of December, 1999.


Blini Hut, Inc.

December 20, 1999
Date


By: /s/ Simon Kublanov
    Simon Kublanov, President

Exhibit 'A' - Inventory list

1. Showcase, wood & glass     1    $  200
2. Refrigerator 'Beverage
  Air'3 glass door            2     1,800
3. Fax Machine - HP           1       540
4. Fax Machine - Panasonic    1       200
5. Cash Register - Royal '96  4       800
6. Counters - formica         9       900
7. Metal Shelf s/s            1       100
8. Show Case (4 shelves)      1       100
9. Security System - Holmes   1     1,500
10. 4 Doors Refrigerator
 'Trauslen' 4 glass door      1       600
11. Chairs                    2       800
12. TV - RCL 1996             1       300
13. Credenza - redwood        1       800
14. Safe 'Gaurdall' '96       1       400
15. Safe 'AGME' '96           1       400
16. Table s/s                 1       200
17. Stereo System - Sony '96  1       550
18. TV Screen - 'Rocus'       1       175
19. Executive Desk            3     2,500
20. Walk-in box 12'x19'       1    10,000
21. Outsides metal gates '96  5     5,000
22. Small safe 'Guardall'     1       800
23. Large safe 'Yale'         1     1,000
24. File Cabinet              10    1,500
25. Safe 'Century'            1        60
26. Computer - Acer View 54e  1     1,300
27. Printer - Deskjet 600 '97 1       300
28. Lap Top IBM Thinkpad      1     1,200
29. Lap Top - Toshiba '96     1     1,700
30. Printer 'Fernqvist' '96   1     2,600
31. Refrigerator 'Summit'     1       200
32. Fax Machine 'Brother MFC' 1       200
33. Answer Machine 'Panasonic'1        80
34. Surveillance System-SONY  1     3,000
35. Copy Machine-Minolta      1     4,000
36. Copy Machine-Canon PC     1       250

37. Metal Cabinet             1       100
38. Phone System IIT 7 phone  1     2,500
39. Workstation Desk          2       500
40. Commercial Microwave
    Amana '96                 2     1,200
41. Gondola 5 Shelves         1       200
42. Chef's Table              1       200
43. Warehouse Table           1       150
44. Mixer 'Dynamic' 'Novoka'  1       450
45. 'Cuisinart' Machine       2       500
46. Compressor (walk in box)  4     1,200
47. Lockers (15 door metal)   1     1,200
48. Lockers (9 doors metal)   1     2,400
49. Kitchen Metal Shelf s/s   6       900
50. Kitchen Sink s/s          2     1,000
51. Grease Trap               2       400
52. s/s Table on wheels       7     2,800
53. s/s Table                 7     2,100
54. 'Geyer' Filler with
    Conveyor system and
    Loading and unloading
    Tables.                   1     5,500
55. Fixtures (insect lighter
    catcher)                  3       600
56. Fire Protection Uncial    1     2,000
57. Light Fixtures            38    3,800
58. Gas Heating system        2     2,000
59. Crepaco retort machine    1     3,500
60. High Pressure Boiler      1     3,000
61. Water Heater - Bradford   1     1,000
62. Simplex filler with
    Conveyor system           1    10,000
63. Jacketed steam kettle     1     8,000
64. Braizers 'Cleveland'      2    12,000
65. Convection Oven - Franklin2     6,000
66. Rock Oven 'Sirocco'       1    12,000
67. Pie Press 'Dial-o-matic'  1     3,000
68. Large Hood s/s            2     4,000
69. Motor - 7.5hp             1     2,000
70. Convection oven - S.Bend  2     6,000
71. Microwave - Panasonic     1       200
72. Griddle - Gas 'Vulcan'    1     4,500
73. US Range-4 burners        2     3,000
74. Kitchen Machine 'Hobart'  1     2,000
75. Broiler Baker-Rotisserie  1       200
76. Metro Shelves Rags s/s    18    5,400
77. Kitchen Racks on wheels   9     1,350
78. Dough sheeter 'gostol'    1     4,000
79. Vacuum Machine       1    14,000
80. Mixer 'Hobart' 80 grt.    1     4,000
81. Mixer 'Hobart' 1997       1    12,000
82. Mixer 'Hobart' 20 grt.    1     4,000
83. Baker's Tables            1       500
84. Blintzes Machine          1     3,000
85. Air Compressor 1907       1       150
86. Stereo System-SONY '96    1       200
87. L-Shape shrink wrap mach. 1     2,500
88. Shrink & Seal 'cavalier'  1       400
89. Fans                      2       100
90. S/S Racks                 2       200
91. Bakery Food Containers    3       600
92. Large Floor Scales        2       600
93. Baker Scales              1       200
94. Scales                    6       270
95. S/S Mixing Bowls          4     2,200
96. Fire Extinguishers        7       175
97. Chairs                    31      310
98. Truck - Isuzu w/frige     1    12,000
99. Misc. Kitchen Equip.      20,000
100. Walk-In 10'x20' frige    1    14,000
101. Walk-In 6'x'10' frige    1     8,000
102. Walk-In freezer 6x10     1    10,000
103. Heavy Duty shelving 200'       5,000
104. Aluminum Ladders         2       300
105. Pallet Jack              1       500
106. Machine shop with tools  1    10,000
107. Mixer 'Univex'           1       600
108. File cabinets fire proof 3     1,200
109. High Low Lift            1     4,800
110. Computers - 'Network'    5     4,000
111. Tables                   15    2,625
112. Benches                  7     1,830
113. Garbage Bins             2     1,200
114. Fixing Tables            3     2,175
116. Air Conditioning Unit    1    10,000
117. Vent System              1    18,000
118. Stove 6 Burner           1     2,500
119. Freezer                  1     3,100
120. Refrigerator             1     3,000
121. Refrigerator 2 door      1       500
122. Refrigerator 3 door      1     1,700
123. Ice Machine              1     1,400
124. Sink 3 Bay               1       700
125. Sink 2 Bay               1       500
126. Counter                  1     3,500
127. Fixtures                 30    3,600
128. Signage Outdoor          4     4,400
129. Light box                2     4,800

EXIBIT 'B' - Press Release Dated December 20, 1999

BLINI HUT, A NEVADA CORPORATION
ACQUIRES TROIKA FOODS

NEW YORK,December 20th, 1999 - Blini Hut acquires Troika Foods, Inc., a Delaware corporation. Blini Hut has issued six common shares for each common share of Troika Foods, Inc.

Troika manufactures, distributes, and wholesales a line of ethnic gourmet food products to upscale gourmet stores and distributors in the greater New York area. Additionally, the company is planning to launch a chain of Russian quick-serve restaurants; a prototype is under construction at 132 Nassau Street, New York City and is expected to open by the first week of January 2000.

Blini Hut Restaurants will serve a variety of ethnic Russian favorites such as chicken kiev, borscht, split pea soup, Russian teas, and a variety of other specialties.

The company is currently responding to comments from the Securities and Exchange Commission with respect to its Registration Statement on Form 10-SB filed on September 13, 1999.

__________________________________________________________________________
The material contained in this release is intended for informational purposes only. This release does not constitute either an offer to sell, or a solicitation of an offer to buy any security. The statements included in this press release concerning management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These statements are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. Such statements are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's periodic reports filed with the Securities and Exchange Commission.